UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                           December 20, 2004
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            Date of Report (Date of earliest event reported)


                                CNF Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                       1-5046                      94-1444798
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(State or other             (Commission               (IRS Employer
jurisdiction                File Number)            Identification No.)
of incorporation)


         3240 Hillview Avenue, Palo Alto, California     94304
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         (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:
                             (650) 494-2900

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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01  Entry into a Material Definitive Agreement.

On December 17, 2004, CNF Inc. ("CNF") and Menlo Worldwide, LLC, a wholly owned subsidiary of CNF, entered into a First Amendment to Stock Purchase Agreement (the "First Amendment") with United Parcel Service of America, Inc. (the "Purchaser") and United Parcel Service, Inc. The First Amendment amends the Stock Purchase Agreement entered into by the parties on October 5, 2004 (the "Sale Agreement"), pursuant to which the Purchaser agreed to a transaction (the "Transaction") to acquire all of the issued and outstanding capital stock of Menlo Worldwide Forwarding, Inc. ("MWF"), a wholly owned subsidiary of Menlo Worldwide, LLC, and certain assets and liabilities of CNF or its subsidiaries related to the business as presently conducted by MWF (the "Forwarding Business").

The First Amendment amends the Sale Agreement to provide that certain financial adjustments will be measured as of December 31, 2004 (rather than as of the closing date of the Transaction). In addition, the First
Amendment amends certain exhibits to the Sale Agreement and certain provisions relating to employee benefit matters.

A copy of the First Amendment is filed with this report as Exhibit 99.1, and is incorporated by reference into this report. The foregoing description of the First Amendment and the transactions contemplated therein is qualified in its entirety by reference to such exhibit, and to the Sale Agreement filed as an exhibit to CNF's Report filed on Form 8-K on October 6, 2004.

Item 2.01  Closing of Acquisition or Disposition of Assets

On December 19, 2004, CNF completed the disposition of the Forwarding Business to the Purchaser. The Forwarding Business sold to the Purchaser includes MWF's air and ocean forwarding operations in more than 175 countries, MWF's North American services and facilities, MWF's operations hub in Dayton, Ohio, Menlo Worldwide Expedite! and Menlo Worldwide Trade Services. Pursuant to the Sale Agreement and the First Amendment, CNF received cash consideration of $150 million that is subject to certain adjustments, including post closing purchase price adjustments. In addition, the Purchaser will assume indebtedness associated with the Forwarding Business, including approximately $110 million of debt held by MWF and other debt obligations related to the Forwarding Business.

A copy of the press release announcing the closing of the Transaction is filed with this report as Exhibit 99.2, and is incorporated by reference into this report. The foregoing description of the Transaction is qualified in its entirety by reference to Exhibits 99.1 and 99.2 to this report and to the Sale Agreement filed as an exhibit to CNF's Report filed on Form 8-K on October 6, 2004.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.    Description
    ----------     ------------------------------------------------------------

    99.1           First Amendment to Stock Purchase Agreement between CNF Inc.
                   and United Parcel Service of America, Inc. dated December 17, 2004.

    99.2 Press release of CNF Inc. dated December 20, 2004, announcing the completed sale of its Menlo Worldwide Forwarding Unit to United Parcel Service of America.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2004.

                         CNF Inc.
                         (Registrant)

                         /s/ Chutta Ratnathicam
                         ---------------------------
                         Chutta Ratnathicam
                         Chief Financial Officer




                          EXHIBIT INDEX


Exhibit No.    Description
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99.1           First Amendment to Stock Purchase Agreement between CNF Inc.
               and United Parcel Service of America, Inc. dated December 17,
               2004.

99.2 Press release of CNF Inc. dated December 20, 2004, announcing the completed sale of its Menlo Worldwide Forwarding Unit to United Parcel Service of America.